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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in this registration statement of Carolina Bank Holdings, Inc. on Form S-8 of our report, dated February 17, 2000 included in the Annual Report of Carolina Bank for the year ended December 31, 1999.


                                    CHERRY BEKAERT & HOLLAND LLP



May 1, 2001
Greensboro, North Carolina